UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2026 (December 2, 2025)

METROCITY BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Georgia	No. 001-39068	47-2528408
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5114 Buford Highway Doraville, Georgia	30340
(Address of principal executive offices)	(Zip Code)

(770) 455-4989

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each Exchange on which registered
Common Stock, par value $0.01 per share	MCBS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ◻

Explanatory Note

On December 2, 2025, MetroCity Bankshares, Inc. ("Metro City") filed a Current Report on Form 8-K (the "Original Report") to report under Item 2.01 thereof that after the close of business on December 1, 2025 (the "Effective Time"), Metro City completed its previously announced merger (the "Merger") with First IC Corporation ("First IC") pursuant to the Agreement and Plan of Reorganization, dated as of March 16, 2025, by and among Metro City, Metro City Bank, First IC and First IC Bank. At the effective time of the Merger, First IC merged with and into Metro City, with Metro City as the surviving corporation in the Merger. Immediately after the merger, First IC Bank merged with and into Metro City Bank, with Metro City Bank continuing as the surviving bank.

In response to Items 9.01(a) and 9.01(b) of the Original Report, Metro City stated that it would file the required historical financial statements of First IC and the pro forma financial information by amendment. This Amendment No. 1 to Metro City’s Current Report on Form 8-K is being filed to provide the required financial statements and pro forma financial information.

Item 9.01    Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The historical audited Consolidated Financial Statements of First IC for the years ended December 31, 2024 and 2023, which includes the Consolidated Balance Sheets as of December 31, 2024 and 2023, and the related Consolidated Statements of Operations, Statements of Comprehensive Income, Statements of Changes in Stockholders’ Equity and Statements of Cash Flows for the years December 31, 2024, 2023 and 2022, and the related Notes to the Consolidated Financial Statements, are filed herewith as Exhibit 99.1.

The historical unaudited consolidated financial statements of First IC as of and for the nine months ended September 30, 2025 are included within Exhibit 99.2 filed herewith.

(b)  Pro Forma Financial Information

Filed herewith as Exhibit 99.2 and incorporated by reference, are the unaudited pro forma condensed financial statements of Metro City as of and for the nine months ended September 30, 2025 and the year ended December 31, 2024.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of McNair, McLemore, Middlebrooks & Co., LLC dated February 12, 2026.#

99.1

Historical Audited Consolidated Financial Statements of First IC Corporation at December 31, 2024 and 2023 and for each of the years in the three-year period ended December 31, 2024 (incorporated by reference to pages F-1 through F-29 of Metro City’s Form S-4/A (SEC File No. 333-287567), filed with the SEC on June 4, 2025).*

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements for the year ended December 31, 2024 and the nine months ended September 30, 2025, and the accompanying notes thereto.#

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

_________________________

# Filed herewith.

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROCITY BANKSHARES, INC.

Date: February 12, 2026	By:	/s/ Lucas Stewart
Lucas Stewart
Chief Financial Officer